UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23369

HIGHLAND GLOBAL ALLOCATION FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Asset Management, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1.	Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Global Allocation Fund

Annual Report

September 30, 2023

Highland Global Allocation Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2023	Highland Global Allocation Fund

Performance Overview

For the twelve months ended September 30, 2023, the Highland Global Allocation Fund (the “Fund”) experienced a total market price return of +2.49% and a total NAV return of +6.30%. The Fund’s benchmark, the FTSE All World Index returned 21.49%.

Manager Discussion

The Fund’s largest investment themes during the year included real estate, Telecom, and Energy. Energy and public REITs were among the largest contributors to the Fund’s performance. The Fund’s largest detractors included private real estate and single name shorts.

MidWave Wireless, previously known as TerreStar, the Fund’s largest position, was a positive contributor to performance during the year. MidWave Wireless is a privately held, nationwide licensee of wireless spectrum, an asset that most people use every day. Spectrum is the radio frequency that carries all wireless communication signals. The Federal Communications Commission (the “FCC”), which has regulatory oversight in the space, administers spectrum for non-federal use. The FCC typically sells or assigns initial wireless spectrum licenses to market participants using an auction process. Access to spectrum may also be attained through the secondary market, which allows licensees like MidWave Wireless to transfer, sell, or lease spectrum, in whole or in part.

MidWave Wireless’s value is derived from two spectrum assets: a license for 1.7 GHz band spectrum covering 11 of the top 30 U.S. markets and approximately 19% of the population; and a license for 8 MHz of flexible use spectrum in the 1.4 GHz band covering the entire nation which currently enables wireless medical telemetry (“WMTS”). Flexible use for the 1.4 GHz band became effective on August 29, 2023, allowing the company to deploy its spectrum for use in a variety of additional services and technologies. On September 21, 2023, TerreStar changed its name to MidWave Wireless to reflect its status more accurately as one of the largest independent mid-band holders in the United States.

The Fund continues to maintain an allocation to energy MLPs, which positively contributed to performance during the year. MLPs (as measured by the Alerian MLP Index, “AMZ”) returned 32.40% while the Alerian Midstream Energy Index (“AMNA”, a proxy for broader midstream performance including C-Corps) returned 15.98%. We remain constructive on the long-term outlook for midstream energy.

The Fund uses shorts to protect from and/or to take advantage of quantifiable systematic and issuer-related risks. Shorts had a negative impact on performance during the period.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited) (concluded)

September 30, 2023	Highland Global Allocation Fund

Growth of Hypothetical $10,000 Investment

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception

Highland Global Allocation Fund	6.30%	2.38%	4.37%	5.37%

FTSE All World Index	21.49%	6.97%	8.12%	6.83%

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Performance results reflect the contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower. The Expense Cap expired on January 31, 2019.

Effective on February 13, 2019, the Highland Global Allocation Fund converted from an open-end fund to a closed-end fund, and began trading on the NYSE under the symbol HGLB on February 19, 2019. The performance data presented above reflects that of Class Z shares of the Fund when it was an open-end fund, HCOYX. Month-end returns since March 2019 reflect market prices. The closed-end Fund pursues the same investment objective and strategy as it did before its conversion.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.nexpointassetmgmt.com.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and more limited resources than larger companies. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

2	Annual Report

FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income (future income means the ability to pay dividends in the future.)

Net Assets as of September 30, 2023

$254.0 million

Portfolio Data as of September 30, 2023

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2023(1)%

U.S. Equity	46.4
U.S. Senior Loans	13.9
U.S. LLC Interest	9.1
U.S. Master Limited Partnerships	7.7
U.S. Warrants	7.7
Non-U.S. Equity	6.5
U.S. Registered Investment Companies	5.9
U.S. Asset-Backed Securities	4.7
U.S. Preferred Stock	4.1
U.S. Rights	3.8
Non-U.S. Sovereign Bonds	3.0
U.S. Cash Equivalent	2.3
U.S. Exchange-Traded Funds	1.9
Non-U.S. Registered Investment Company	1.4
Other (each less than 1.0%)	1.1
Other Assets & Liabilities, Net	(19.5)
100.0

Top 10 Holdings as of 09/30/2023(%)(2)%

MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Equity)	23.5
MidWave Wireless, Inc. (fka Terrestar Corp.) Term Loan A 11.00%, 2/25/2022 (U.S. Senior Loans)	8.8
Energy Transfer L.P. (U.S. Master Limited Partnerships)	6.2
NexPoint Real Estate Finance, REIT (U.S. Equity)	5.8
GAF REIT (U.S. Equity)	5.0
NexPoint Event Driven Fund (U.S. Registered Investment Companies)	4.4
GAF REIT Sub III, LLC (U.S. LLC Interest)	4.4
Quarternorth Energy Holding Inc. Tranche 3 (U.S. Warrants)	4.1
Texas Competitive Electric Holdings Co., LLC (U.S. Rights)	3.8
GAF REIT Sub II, LLC (U.S. LLC Interest)	3.4

(1)	Industry classifications are calculated as a percentage of total net assets and net of long and short positions.

(2) Top 10 holdings are calculated as a percentage of total net assets.

Annual Report	3

FINANCIAL STATEMENTS (unaudited)

September 30, 2023	Highland Global Allocation Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2023	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity - 48.2%

COMMUNICATION SERVICES - 24.6%
169,531	MidWave Wireless, Inc. (fka Terrestar Corp.) (b)(c)(d)(e)(f)	59,727,467
189,945	Telesat (a)(b)	2,716,214

		62,443,681

HEALTHCARE - 0.3%
232,800	Heron Therapeutics, Inc. (a)(b)	239,784
17,200	Patterson (a)	509,808

		749,592

MATERIALS - 1.4%
730,484	MPM Holdings, Inc. (b)(c)(d)(f)	3,652,420

REAL ESTATE - 21.9%
56,000	Alexandria Real Estate Equities, REIT (a)	5,605,600
8,055	City Office, REIT (a)	34,233
1,147,062	GAF REIT (a)(b)(c)(d)(e)	12,786,700
556,218	NexPoint Diversified Real Estate Trust, REIT (a)(e)	4,844,659
901,385	NexPoint Real Estate Finance, REIT (a)(e)	14,746,664
175,885	NexPoint Residential Trust, Inc., REIT (a)(e)	5,659,979
417,500	Seritage Growth Properties (a)(b)	3,231,450
280,000	United Development Funding IV, REIT (a)(b)(c)(d)	196,980
875,255	Whitestone, REIT, Class B (a)	8,428,706

		55,534,971

	Total U.S. Equity (Cost $123,684,376)	122,380,664

Principal Amount ($)

U.S. Senior Loans (h) - 13.9%

COMMUNICATION SERVICES - 8.8%
22,383,167	MidWave Wireless, Inc. (fka Terrestar Corp.) Term Loan A, 1st Lien, 11.00% PIK 02/27/28 (c)(d)(e)	22,289,158

REAL ESTATE - 5.1%
5,000,000	NexPoint SFR Operating Partnership, LP, 05/24/27 (c)(d)(e)	4,957,500
8,500,000	NHT Operating Partnership LLC Convertible Promissory Note, 02/22/27 (c)(d)(e)	8,168,500

		13,126,000

	Total U.S. Senior Loans (Cost $35,874,093)	35,415,158

U.S. LLC Interest - 9.1%

REAL ESTATE - 9.1%
349	GAF REIT Sub II, LLC (a)(b)(c)(d)(e)	8,561,604
156,528	GAF REIT Sub III, LLC (c)(d)(e)	11,047,064
3,789,008	SFR WLIF III, LLC (c)(d)(e)	3,517,435

	Total U.S. LLC Interest (Cost $24,175,570)	23,126,103

Shares		Value ($)

U.S. Master Limited Partnerships - 7.7%

Energy - 7.7%
1,127,440	Energy Transfer L.P. (a)	15,817,983
139,050	Western Midstream Partners L.P. (a)	3,786,331

	Total U.S. Master Limited Partnerships (Cost $21,741,958)	19,604,314

Units

U.S. Warrants - 7.7%

Energy - 7.7%
28,562	Quarternorth Energy Holding Inc. (b)	3,798,746
127,592	Quarternorth Energy Holding Inc. Tranche 1, Expires 08/27/2029 (b)	2,838,922
245,732	Quarternorth Energy Holding Inc. Tranche 2, Expires 08/27/2029 (b)	2,334,454
79,147	Quarternorth Energy Holding Inc. Tranche 3, Expires 08/27/2029 (b)	10,526,551

	Total U.S. Warrants (Cost $12,952,253)	19,498,673

Shares

Non-U.S. Equity - 6.5%

COMMUNICATION SERVICES - 0.0%
77,866	Grupo Clarin, Class B (a)(b)(g)	58,838

CONSUMER DISCRETIONARY - 1.5%
3,000	MercadoLibre, Inc. (a)(b)(g)	3,803,640
718	Toys ‘R’ Us (b)(c)(d)(g)	7,113

		3,810,753

ENERGY - 2.2%
65,800	Targa Resources (a)(g)	5,640,376
121	Transocean (a)(b)(g)	993

		5,641,369

FINANCIALS - 0.1%
24,300	Grupo Supervielle SA ADR (a)(b)(g)	53,946
3,995	StoneCo, Class A (a)(b)(g)	42,627

		96,573

HEALTHCARE - 0.0%
10,445	HLS Therapeutics Inc. (g)	38,542

INDUSTRIALS - 0.4%
60,593	GL Events (g)	1,046,975

UTILITIES - 2.3%
202,250	Central Puerto ADR (a)(g)	1,177,095
67,700	Pampa Energia ADR (a)(b)(g)	2,529,272
66,500	Vistra Corp. (a)(g)	2,206,470

		5,912,837

	Total Non-U.S. Equity (Cost $14,986,511)	16,605,887

See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of September 30, 2023	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Asset-Backed Securities - 4.7%
250,000	CFCRE Commercial Mortgage Trust, Series 2017-C8, Class D 3.00%, 6/15/2050	170,120
5,746,955	FREMF Mortgage Trust, Series 2018-KF44, Class C SOFR30A + 8.614%, 13.93%, 2/25/2025	5,737,078
5,889,595	FREMF Mortgage Trust, Series 2021- KF103, Class CS SOFR30A + 6.250%, 11.56%, 1/25/2031	5,904,319

	Total U.S. Asset-Backed Securities (Cost $11,862,888)	11,811,517

Shares

U.S. Preferred Stock - 4.1%

FINANCIALS - 1.5%
104,500	First Horizon (a)(i)	2,413,020
89,000	Western Alliance Bancorp (a)(i)	1,457,820

		3,870,840

HEALTHCARE - 1.4%
202,684	Apnimed, Series C-1 (a)(b)(c)(d)(i)	2,201,148
108,098	Apnimed, Series C-3 (a)(b)(c)(d)(i)	1,245,289

		3,446,437

REAL ESTATE - 1.2%
239,774	Braemar Hotels & Resorts, Inc. (a)(b)(i)	2,865,300
13,831	NexPoint Diversified Real Estate Trust (a)(e)(i)	198,613

		3,063,913

	Total U.S. Preferred Stock (Cost $9,711,320)	10,381,190

Units

U.S. Rights - 3.8%

HEALTHCARE -0.1%
2,156,000	Paratek Pharmaceuticals (b)	172,480

UTILITIES -3.7%
7,905,143	Texas Competitive Electric Holdings Co., LLC (b)	9,545,460

	Total U.S. Rights (Cost $22,029,102)	9,717,940

Principal Amount ($)

Non-U.S. Sovereign Bonds -3.0%
90,699	Argentine Republic Government International Bond 1.00%, 7/9/2029 (g)	25,353
29,000,000	3.50%, 7/9/2041(g)(j)	7,484,987

	Total Non-U.S. Sovereign Bonds (Cost $16,706,551)	7,510,340

Shares		Value ($)

Non-U.S. Master Limited Partnership - 0.8%

ENERGY - 0.8%
78,631	Enterprise Products Partners (a)(g)	2,152,130

	Total Non-U.S. Master Limited Partnership (Cost $2,151,846)	2,152,130

Principal Amount ($)

U.S. Corporate Bonds & Notes - 0.3%

COMMUNICATION SERVICES - 0.3%
320,615	iHeartCommunications, Inc. 6.38%, 05/01/26 (a)	276,773
584,493	8.38%, 05/01/27 (a)	421,596

	Total U.S. Corporate Bonds & Notes (Cost $1,463,676)	698,369

Units

Non-U.S. Warrants - 0.0%

COMMUNICATION SERVICES - 0.0%
1,109	iHeartCommunications, Inc., Expires 05/01/2039 (b)(g)	3,743

Industrials - 0.0%
1,260,362	American Airlines Group, Inc. (b)(c)(d)(g)	—

	Total Non-U.S. Warrants (Cost $23,084)	3,743

Non-U.S. Asset-Backed Security - 0.0%
246,196	Pamco Cayman, Ltd., Series 1997-1A, Class B 7.91%, 8/6/2013 (c)(d)(g)	10

	Total Non-U.S. Asset-Backed Security (Cost $167,413)	10

Shares

U.S. Exchange-Traded Funds - 1.9%
206,850	Teucrium Corn Fund (a)	4,554,837
8,750	VelocityShares 3x Long Silver ETN (a)	273,787

	Total U.S. Exchange-Traded Funds (Cost $6,835,389)	4,828,624

Non-U.S. Registered Investment Company - 1.4%
10,000	BB Votorantim Highland Infrastructure LLC (c)(d)(e)	3,607,189

	Total Non-U.S. Registered Investment Company (Cost $4,571,783)	3,607,189

6	See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2023	Highland Global Allocation Fund

Shares		Value ($)

U.S. Registered Investment Companies - 5.9%
334,005	Highland Opportunities and Income Fund (a)(e)	2,685,400
706,236	NexPoint Event Driven Fund, Class Z (e)	11,130,287
57,856	NexPoint Merger Arbitrage Fund, Class Z (e)	1,133,394

	Total U.S. Registered Investment Companies (Cost $15,479,709)	14,949,081

Principal Amount ($)

U.S. Repurchase Agreement - 0.0%
12	RBC Dominion Securities 5.300%, dated 09/29/2023 to be repurchased on 10/02/2023, repurchase price $12 (collateralized by U.S. Government and Treasury obligations, ranging in par value $0 - $3, 0.000% - 7.000%, 10/05/2023 –09/01/2053; with total market value $12)(k)(l)	12

	Total U.S. Repurchase Agreement (Cost $12)	12

U.S. Cash Equivalent - 2.3%

Money Market Fund(m) - 2.3%
5,781,167	Dreyfus Treasury Obligations Cash Management, Institutional Class 5.230%	5,781,167

	Total U.S. Cash Equivalent (Cost $5,781,167)	5,781,167

	Total Investments - 121.3% (Cost $330,198,701)	308,072,111

Securities Sold Short- (1.8)%

U.S. Equity - (1.8)%

COMMUNICATION SERVICES - (1.5)%
(9,952)	Netflix, Inc. (n)	(3,757,875)

CONSUMER STAPLES - (0.3)%
(4,000)	WD-40 Co.	(812,960)

	Total U.S. Equity (Proceeds $1,665,944)	(4,570,835)

	Total Securities Sold Short- (1.8)% (Proceeds $1,665,944)	(4,570,835)

Other Assets & Liabilities, Net - (19.5)%(o)		(49,546,169)

Net Assets - 100.0%		253,955,107

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $153,782,434.
(b)	Non-income producing security.
(c)	Securities with a total aggregate value of $141,965,577, or 55.9% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see
Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.
(d)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $141,965,577, or 55.9% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2023. Please see Notes to Financial Statements.

(e)	Affiliated issuer. Assets with a total aggregate fair value of $175,061,613, or 68.9% of net assets, were affiliated with the Fund as of September 30, 2023.
(f)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security ($)	Fair Value at Year End ($)	Percent of Net Assets %
MidWave Wireless, Inc. (fka Terrestar Corp.)	U.S. Equity	11/14/2014	48,015,562	59,727,467	23.4%
MPM Holdings, Inc.	U.S. Equity	5/15/2019	—	3,652,420	1.4%

(g)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of September 30, 2023, the SOFR 1 Month and SOFR 3 Month rates were 5.43% and 5.66%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)	Perpetual security with no stated maturity date.
(j)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(k)	Tri-Party Repurchase Agreement.
(l)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2023 was $12.
(m)	Rate reported is 7 day effective yield.
(n)	No dividend payable on security sold short.
(o)	As of September 30, 2023, $4,559,655 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (concluded)

As of September 30, 2023	Highland Global Allocation Fund

Reverse Repurchase Agreement outstanding as of September 30, 2023 was as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Repurchase Amount	Principal Amount	Value
Mizuho Securities	FREMF Mortgage Trust, Series 2018-KF44, Class C, 10/18/2023	7.12	09/18/2023	$(3,581,000)	$(3,581,000)	$(3,581,000)

Total Reverse Repurchase Agreement					$(3,581,000)	$(3,581,000)

8	See Glossary on page 9 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Other Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
L.P.	Limited Partnership
Ltd.	Limited
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average

Annual Report	9

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2023	Highland Global Allocation Fund

($)
Assets
Investments, at value	127,229,319
Affiliated investments, at value (Note 9)	175,061,613

Total Investments, at value	302,290,932
Cash equivalent (Note 2)	5,781,167
Repurchase agreement, at value	12
Cash	1,438,381
Restricted Cash — Securities Sold Short (Note 2)	4,559,655
Foreign currency, at value (Note 2)	7,572
Foreign tax reclaim receivable	15,614
Receivable for:
Dividends and interest	2,608,964
Reinvested distributions	229,672
Prepaid expenses and other assets	13,845

Total assets	316,945,814

Liabilities:
Securities sold short, at value (Proceeds from securities sold short $1,665,944 (Notes 2 and 7))	4,570,835
Reverse repurchase agreement	3,581,000
Due to broker	54,349,443

Payable for:
Investments purchased	87,190
Collateral from securities loaned (Note 4)	12
Investment advisory and administration fees (Note 6)	60,140
Accounting services fees	31,403
Trustees fees	520
Interest expense and commitment fee payable	9,207
Transfer agent fees	63,145
Legal fees	195,257
Accrued expenses and other liabilities	42,555

Total liabilities	62,990,707

Net Assets	253,955,107

Net Assets Consist of:
Paid-in capital	702,128,559
Total accumulated loss	(448,173,452)

Net Assets	253,955,107

Investments, at cost	155,071,177
Affiliated investments, at cost (Note 9)	169,346,345
Cash equivalent, at cost (Note 2)	5,781,167
Repurchase agreement, at cost	12
Foreign currency, at cost (Note 2)	91,794

Common Shares
Shares outstanding ($0.001 par value; unlimited shares authorized)	22,648,841
Net asset value, offering and redemption price per share	11.21

10	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2023	Highland Global Allocation Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	6,797,355
Dividends from affiliated issuers (Note 9)	2,250,380
Less: Foreign taxes withheld	(3,765)
Securities lending income (Note 4)	10,143
Interest from unaffiliated issuers	2,535,179
Interest from affiliated issuers (Note 9)	3,283,331

Total income	14,872,623

Expenses:
Investment advisory (Note 6)	1,051,873
Accounting services fees	196,671
Transfer agent fees	165,250
Legal fees	337,687
Registration fees	2,608
Audit and tax compliance fees	166,000
Interest expense and commitment fees	3,116,885
Insurance	55,504
Trustees fees (Note 6)	83,399
Reports to shareholders	82,760
Custodian/wire agent fees	31,589
Dividends and fees on securities sold short (Note 2)	13,080
Other	132,752

Total expenses before waiver and reimbursement	5,436,058
Less: Expenses waived or borne by the adviser and administrator	(314,200)

Net expenses	5,121,858

Net investment income	9,750,765

Net Realized and Unrealized Gain (Loss) on Investments Net realized gain (loss) on:
Investments from unaffiliated issuers	(6,150,197)
Investments from affiliated issuers	985,161
Foreign currency related transactions (Note 2)	(711)

Net realized loss	(5,165,747)

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	20,500,196
Investments in affiliated issuers (Note 9)	(6,618,213)
Securities sold short (Note 2)	(1,524,776)
Foreign currency related translations (Note 2)	(11,373)

Net change in unrealized appreciation (depreciation)	12,345,834

Net realized and unrealized gain (loss)	7,180,087

Total increase in net assets resulting from operations	16,930,852

See accompanying Notes to Financial Statements.	11

STATEMENTS OF CHANGES IN NET ASSETS

Highland Global Allocation Fund

	Year Ended September 30, 2023 ($)	Year Ended September 30, 2022 ($)
Increase (Decrease) in Net Assets Resulting from
Operations:
Net investment income	9,750,765	6,377,421
Net realized gain (loss)	(5,165,747)	(20,998,745)
Net change in unrealized appreciation (depreciation)	12,345,834	30,145,285

Net increase in net assets resulting from operations	16,930,852	15,523,961

Distributions	(10,001,548)	(7,285,771)
Return of capital	(12,474,020)	(13,622,562)

Decrease resulting from distributions	(22,475,568)	(20,908,333)

Decrease in net assets from operations and distributions	(5,544,716)	(5,384,372)

Share transactions:
Value of distributions reinvested
Shares of closed-end fund	2,752,205	2,660,047

Net increase from shares transactions	2,752,205	2,660,047

Total decrease in net assets	(2,792,511)	(2,724,325)

Net Assets
Beginning of year	256,747,618	259,471,943

End of year	253,955,107	256,747,618

Capital Stock Activity - Shares

Shares of closed-end fund:
Issued for distribution reinvested	305,555	274,221

Net increase in fund shares	305,555	274,221

12	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2023	Highland Global Allocation Fund

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	16,930,852

Adjustments to Reconcile Net Increase in Net Assets to Net Cash Used in Operating Activities:
Purchases of investment securities from unaffiliated issuers	(17,561,293)
Purchases of investment securities from affiliated issuers	(14,606,205)
Proceeds from disposition of investment securities from unaffiliated issuers	39,095,531
Proceeds from disposition of investment securities from affiliated issuers	9,172,687
Proceeds from return of capital of investment securities from unaffiliated issuers	147,450
Proceeds from return of capital of investment securities from affiliated issuers	660,710
Amortization of premiums from unaffiliated issuers	(78,175)
Amortization of premiums from affiliated issuers	(1,457)
Net realized (gain) loss on investments from unaffiliated issuers	6,150,197
Net realized (gain) loss on investments from affiliated issuers	(985,161)
Net realized (gain) loss on foreign currency related transactions	711
Net change in unrealized (appreciation)/depreciation on investments, affiliated investments, securities sold short, and translation on assets and liabilities denominated in foreign currency	(12,345,834)
(Increase) Decrease in receivable for dividends and interest	(559,008)
(Increase) Decrease in foreign tax reclaims receivable	(3,245)
(Increase) Decrease in due from broker	12
(Increase) Decrease in prepaid expenses and other assets	3,453
Increase (Decrease) in due to broker for short sale proceeds	(11,468,088)
Increase (Decrease) in payable from collateral from securities on loan	(96,105)
Increase (Decrease) in payable for investments purchased	23,605
Increase (Decrease) in payable for investment advisory and administration fees	9,833
Increase (Decrease) in payable for trustees fees	388
Increase (Decrease) in payable for reports to shareholders	(10,898)
Increase (Decrease) in payable for transfer agent fees	51,145
Increase (Decrease) in payable for legal fees and audit fees	50,537
Increase (Decrease) in payable for interest expense and commitment fees	9,207
Increase (Decrease) in payable for custody fees	(13,702)
Increase (Decrease) in accrued expenses and other liabilities	(10,433)

Net cash flow provided by operating activities	14,566,714

Cash Flows Used In Financing Activities:
Repurchase agreement	96,105
Reverse repurchase agreement	3,581,000
Distributions paid in cash	(19,723,363)
Increase (Decrease) in receivable for reinvested distributions	(10,024)

Net cash flow used in financing activities	(16,056,282)

Effect of exchange rate changes on cash	(12,084)

Net decrease in cash	(1,501,652)

Cash, Cash Equivalent, Restricted Cash, and Foreign Currency:
Beginning of year	13,288,427

End of year	11,786,775

End of Year Cash Balances:
Cash equivalent	5,781,167
Cash	1,438,381
Restricted Cash	4,559,655
Foreign currency	7,572

End of year	11,786,775

Supplemental disclosure of cash flow information:
Reinvestment of distributions	2,752,205

Paid in-kind interest income	3,283,331

Cash paid during the year for interest expense and commitment fees	3,107,678

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2023	2022	2021	2020	2019*‡

Net Asset Value, Beginning of Year	$11.49	$11.76	$9.45	$13.09	$14.63

Income from Investment Operations:

Net investment income(a)	0.43	0.29	0.38	0.43	0.30

Net realized and unrealized gain (loss)	0.29	0.38	2.82	(3.00)	(1.10)

Total from Investment Operations	0.72	0.67	3.20	(2.57)	(0.80)

Less Distributions Declared to shareholders:

From net investment income	(0.44)	(0.33)	(0.28)	(0.61)	(0.20)

From return of capital	(0.56)	(0.61)	(0.61)	(0.46)	(0.54)

Total distributions declared to shareholders	(1.00)	(0.94)	(0.89)	(1.07)	(0.74)

Net Asset Value, End of Year(b) Total Return(b)(c)	$11.21 6.30%	$11.49 5.31%	$11.76 35.13%	$9.45 (19.92)%	$13.09 (4.40)%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$253,955	$256,748	$259,472	$205,462	$296,164

Gross expenses(e)(f)	2.07%	1.16%	1.01%	1.92%	2.54%

Net investment income	3.71%	2.34%	3.48%	4.06%	2.11%

Portfolio turnover rate	10%	31%	17%	18%	28%

‡	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.
*	Per share data prior to February 15, 2019 has been adjusted to give effect to an approximately 1 to 1.4217 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is based on fair value per share for periods after February 15, 2019. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to February 15, 2019, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below.
(f)	Includes dividends and fees on securities sold short.

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2023		2022	2021	2020	2019

Net expenses (net of waiver/reimbursement, if applicable, but gross of all other expenses)(g)	1.95%		1.01%	0.88%	1.81%	2.45%

Interest expense and commitment fees	1.19%		0.28%	0.15%	0.82%	1.60%

Dividends and fees on securities sold short	—	%(h)	0.01%	0.01%	0.07%	0.11%

(g)	This includes the voluntary elected waiver by the Investment Adviser during the period, which resulted in a 0.12% impact to the net expenses ratio.
(h)	Less than 0.005%.

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2023	Highland Global Allocation Fund

Note 1. Organization

Highland Global Allocation Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. This report covers information for the year ended September 30, 2023.

On November 8, 2018, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the Fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on February 14, 2019 (the “Conversion Date”). The Fund also effected an approximately 1-for-1.4217 reverse stock split of the Fund’s issued and outstanding shares on February 14, 2019, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on February 19, 2019 under the ticker symbol “HGLB”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Y shares.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services— Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require NexPoint Asset Management, L.P. (formerly Highland Capital Management Fund Advisors, L.P.) (“NexPoint” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by NexPoint and approved by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily avail- able, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2023, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, preferred stocks, LLC interests, master limited partnerships, registered investment companies, cash equivalents, repurchase agreements, exchange-traded funds, rights, warrants, reverse repurchase agreements, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option. At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of September 30, 2023, is as follows:

	Total value at September 30, 2023 ($)		Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Highland Global Allocation Fund
Assets
U.S. Equity
Communication Services	62,443,681		2,716,214	—	59,727,467
Healthcare	749,592		749,592	—	—
Materials	3,652,420		—	—	3,652,420
Real Estate	55,534,971		42,551,291	—	12,983,680
U.S. Senior Loans
Communication Services	22,289,158		—	—	22,289,158
Real Estate	13,126,000		—	—	13,126,000
U.S. LLC Interest
Real Estate	23,126,103		—	—	23,126,103
U.S. Master Limited Partnerships
Energy	19,604,314		19,604,314	—	—
U.S. Warrants
Energy	19,498,673		—	19,498,673	—
Non-U.S. Equity
Communication Services	58,838		58,838	—	—
Consumer Discretionary	3,810,753		3,803,640	—	7,113
Energy	5,641,369		5,641,369	—	—
Financials	96,573		96,573	—	—
Healthcare	38,542		38,542	—	—
Industrials	1,046,975		1,046,975	—	—
Utilities	5,912,837		5,912,837	—	—
U.S. Asset-Backed Securities	11,811,517		—	11,811,517	—
U.S. Preferred Stock
Financials	3,870,840		—	3,870,840	—
Healthcare	3,446,437		—	—	3,446,437
Real Estate	3,063,913		3,063,913	—	—
U.S. Rights
Healthcare	172,480		—	172,480	—
Utilities	9,545,460		—	9,545,460	—
Non-U.S. Sovereign Bonds	7,510,340		—	7,510,340	—
Non-U.S. Master Limited Partnership
Energy	2,152,130		2,152,130	—	—
U.S. Corporate Bonds & Notes
Communication Services	698,369		—	698,369	—
Non-U.S. Warrants
Communication Services	3,743		—	3,743	—
Industrials	—	(1)	—	—	—	(1)
Non-U.S. Asset-Backed Security	10		—	—	10
U.S. Exchange-Traded Funds	4,828,624		4,828,624	—	—
Non-U.S. Registered Investment Company	3,607,189		—	—	3,607,189
U.S. Registered Investment Companies	14,949,081		14,949,081	—	—
U.S. Repurchase Agreement	12		—	12	—
U.S. Cash Equivalent	5,781,167		5,781,167	—	—

Total Assets	308,072,111		112,995,100	53,111,434	141,965,577

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

	Total value at September 30, 2023 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Liabilities
Securities Sold Short
U.S. Equity
Communication Services	(3,757,875)	(3,757,875)	—	—
Consumer Staples	(812,960)	(812,960)	—	—
Reverse Repurchase Agreement	(3,581,000)	—	(3,581,000)	—

Total Liabilities	(8,151,835)	(4,570,835)	(3,581,000)	—

Total	299,920,276	108,424,265	49,530,434	141,965,577

(1)	This category includes securities with a value of zero.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2023.

	Balance as of September 30, 2022 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Purchases $	Sales $	Balance as of September 30, 2023 $	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2023 $
U.S. Equity
Communication Services	61,209,167	—	—	—	—	—	(1,481,700)	—	—	59,727,467	(1,481,700)
Materials	—	3,652,420	—	—	—	—	—	—	—	3,652,420	—
Real Estate	16,289,296	—	—	—	(54,600)	—	(3,261,016)	10,000	—	12,983,680	(3,261,016)
U.S. Senior Loans
Communication Services	19,854,675	—	—	1,457	—	—	46,511	2,386,515	—	22,289,158	46,511
Real Estate	12,871,000	—	—	—	—	—	255,000	—	—	13,126,000	255,000
U.S. LLC Interest
Real Estate	13,280,450	—	—	—	—	—	(1,741,873)	11,587,526	—	23,126,103	(1,741,873)
Non - U.S. Equity
Consumer Discretionary	16,293	—	—	—	—	—	(9,180)	—	—	7,113	(9,180)
U.S. Preferred Stock
Healthcare	2,191,014	—	—	—	—	—	55,427	1,199,996	—	3,446,437	55,427
Non - U.S. Asset - Backed Security	19,005	—	—	—	—	—	(18,995)	—	—	10	(18,995)
Non - U.S. Registered Investment Company	3,395,347	—	—	—	—	—	211,842	—	—	3,607,189	211,842

Total	129,126,247	3,652,420	—	1,457	(54,600)	—	(5,943,984)	15,184,037	—	141,965,577	(5,943,984)

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended September 30, 2023, there was one Common Stock position that transferred into Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable. The cost price methodology was updated for one investment to more relevant methodology given the passage of time since the original acquisition date. Additionally, the Option price methodology for another investment was updated to account for a recent transaction that occurred.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 9/30/2023 $	Valuation Technique	Unobservable Inputs	Input Value(s) (Arithmetic Mean)
U.S. Equity/Non-U.S. Equity	76,370,680	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.10 - $0.90 ($0.48)
		Discounted Cash Flow	Discount Rate	11.0% - 13.0% (12.0%)
		Transaction Indication of Value	Enterprise Value ($ mm) Offer Price per Share	$841 $1.10
		Liquidation Analysis	Recovery Rate N/A	40% - 100.0% (70.0%) $5.00
U.S. Senior Loans	35,415,158	Discounted Cash Flow	Discount Rate	8.0% - 12.8% (10.18%)
		Option Pricing Model	Volatilty	25.0% - 35.0% (30.0%)
U.S. LLC Interest	23,126,103	Discounted Cash Flow	Discount Rate	5.73% - 9.93% (8.49%)
		Direct Capitalization Method Transaction Indication of Value Net Asset Value	Capitalization Rates Cost ($ mm) N/A	5.125% - 5.625% (5.375%) $3.65 N/A
U.S. Preferred Stock	3,446,437	Transaction Indication of Value	Enterprise Value ($ mm)	$281.4 - $366.1 ($323.8)
		Option Pricing Model	Volatilty	70.0% - 90.0% (80.0%)
Non-U.S. Asset-Backed Security	10	Net Asset Value	N/A	N/A
Non-U.S. Registered Investment Company	3,607,189	Net Asset Value	NAV	N/A

	141,965,577

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan and asset-backed securities are: discount rate and volatility. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s LLC interests are: discount rate, capitalization rate and cost price. A significant increase (decrease) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: unadjusted price/MHz-PoP multiple, discount rate, enterprise value, tender offer per share, and recovery rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred equity securities are: enterprise value and volatility. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 25% to as high as 100% as of September 30, 2023. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

Certain Illiquid Positions Classified as Level 3

As of September 30, 2023, the Fund held an investment in the common shares of MidWave Wireless (“MidWave”) valued at

$59,727,467, or 23.2% of net assets, and U.S. Senior Loans valued at $22,289,158 or 8.7% of net assets. MidWave does not currently generate revenue and primarily derives its value from holding licenses of two wireless spectrum assets. The license with respect to one such spectrum asset was previously terminated by the FCC and subsequently restored on April 30, 2020 on a limited conditional basis. The restoration of such license, in current form, requires MidWave to meet certain deployment milestones for wireless medical telemetry service (“WMTS”) during a 39-month period. Upon satisfaction of the deployment milestones, MidWave, as it stands today, will be able use such spectrum for other services besides WMTS as long as those services do not interfere with WMTS and MidWave continues to provide WMTS.

As of now, if MidWave is unsuccessful in satisfying such deployment milestones, or if other services cannot be implemented in a manner that does not interfere with WMTS, the value of the MidWave equity would likely be materially negatively impacted. In determining the fair value of MidWave, the Investment Adviser has assigned a high probability of success on both conditions based on consultation with the company and its consultants.

The Fund may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains (losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Return of Capital Reclassification

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund declares and pays investment income distributions quarterly. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), cash equivalents, foreign currency and restricted cash held at broker(s).

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of

Assets and Liabilities, as applicable. Restricted cash in the amount of $4,559,655 was held with the broker for the Fund. Additionally, securities valued at $84,963,162 were posted in the Fund’s segregated account for collateral for short sales. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objective. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended September 30, 2023, the Fund did not enter into options transactions. The Fund may invest in written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Swap Contracts

The Fund may use swaps as part of its investment strategy or to manage their exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received in the Statements of Assets and Liabilities, respectively, and amortized over the life of the swap. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Premiums paid or received are recognized as realized gain or loss in the Statement of Operations. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statements of Operations and Changes in Net Assets as realized gains or losses, respectively. As of September 30, 2023, the Fund held no open swap contracts.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities.

A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At September 30, 2023, the Fund had investments in a reverse repurchase agreement with a gross value of $3,581,000, which is reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the reverse repurchase agreements at September 30, 2023. The collateral pledged for the reverse repurchase agreements includes Agency Collateralized Mortgage Obligations and cash, both of which are reflected on the Statement of Assets and Liabilities. The Fund’s average daily balance was $3,553,110 at a weighted average interest rate of 7.67% for the days outstanding.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to over-the- counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover its net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

There were no derivative instruments held as of September 30, 2023.

Note 4. Securities Lending

The Fund has a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral which would be subject to offset as of September 30, 2023:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount
$—	$12	$—	$—

(1)

Collateral received in excess of fair value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at September 30, 2023 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of September 30, 2023, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Underlying Collateral, as of September 30, 2023

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Repurchase Agreements	$12	$—	$—	$—	$12
U.S. Government Securities	$—	$—	$—	$—	$—

Total	$12	$—	$—	$—	$12

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLAs, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity gen-

erally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of September 30, 2023, the most recent tax year-end, permanent differences chiefly resulting from non-deductible expenses from partnerships and return of capital were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Loss)	Paid-in-Capital
$671,177	$(671,177)

At September 30, 2023, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Undistributed Long-Term Capital Gains	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation (Depreciation)
$—	$—	$(4)	$(419,630,570)	$(28,542,878)

As of September 30, 2023, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

No Expiration Short- Term	No Expiration Long- Term	Total
$124,381,884	$295,248,686	$419,630,570

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:

	Distributions Paid From:
	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital(2)
2023	$10,001,548	$—	$12,474,020
2022	7,285,771	—	13,622,562

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at September 30, 2023 were as follows:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost
$33,732,130	$(62,275,008)	$(28,542,878)	$333,639,180

For Federal income tax purposes, the cost of investments owned at September 30, 2023 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, defaulted bonds, other securities and deferred wash sale losses.

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Administration Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with NexPoint for the year ended September 30, 2023 was 0.40%.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Additionally, the Fund may invest in securities issued by other investment companies, including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Investment Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company. Voluntary amounts waived are reflected in the statement of operations.

Fees Paid to Officers and Trustees

Each Trustee, who oversees all of the funds in the NexPoint Fund Complex, receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

The Fund pays no compensation to its officers.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

Other Matters

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Fund, will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.

Effective July 12, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities. Investments in asset-backed securities may also be subject to valuation risk.

Credit Risk

The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing nonpayment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested,

(4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

Effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Fund will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (Limited Derivatives User) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security.

26	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Industry Focus Risk

As the Fund may invest a significant portion of its assets in particular sectors or industries, the performance of the Fund may be closely tied to the performance of companies in a limited number of sectors or industries. Currently, the Fund focuses its investments in the energy, telecommunications and utilities sectors and, in certain instances, in a limited number of issuers within each of those sectors. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. To the extent a Fund focuses its investments in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

LIBOR Discontinuation Risk

Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most liquid U.S. LIBOR maturities on June 30, 2023. It is possible that a subset of U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. It is expected that market participants transitioned to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”),

Annual Report	27

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR became increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as SOFR or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service (the “IRS”) has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR tran-

sition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable.

The IRS may provide additional guidance, with potential retroactive effect.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

MLP Risk

The risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

MLP Tax Risk

The risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be characterized as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the

28	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be reduced.

Non-U.S. Securities Risk

The risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

Non-Payment Risk

Debt instruments are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus (“COVID-19”) was first detected in China in late 2019 and subsequently spread globally. This coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund’s investments, and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such instruments. Any such impact could adversely affect the Fund’s performance.

Real Estate Securities Risk

The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security depends on the structure, cash flow and management skill of the particular company.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Fund may be adversely affected.

REIT-Specific Risk

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

REIT Tax Risk for REIT Subsidiaries

In addition to the REIT Subsidiary, the Fund may form one or more subsidiaries that will elect to be taxed as REITs begin-

Annual Report	29

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

ning with the first year in which they commence material operations. In order for each subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Fund and the Investment Adviser intend to structure each REIT subsidiary and its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the IRS may interpret or apply those requirements in a manner that jeopardizes the ability of such REIT subsidiary to satisfy all of the requirements for qualification as a REIT.

Restrictions on Resale Risk

Senior Loans may not be readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Securities Lending Risk

The Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long- term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

The risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Underlying Funds Risk

The risk associated with investing in Underlying Funds. The Fund may invest in Underlying Funds subject to the limitations set forth in the 1940 Act. Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund; therefore, the Fund’s purchase of Underlying Funds’ securities results in the layering of expenses. The Fund’s shareholders indirectly bear a proportionate share of the operating expenses of Underlying Funds (including advisory fees) in addition to bearing the Fund’s expenses.

Value Investing Risk

The risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

30	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2023, were as follows:

U.S. Government Securities(1)		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$32,153,226	$47,090,657

(1)	The Fund did not have any purchases or sales of U.S. Government Securities for the year ended September 30, 2023.

Annual Report	31

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2023	Highland Global Allocation Fund

Note 9. Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2023:

Issuer	Shares/ Principal Amount ($) September 30, 2022	Beginning Value as of September 30, 2022 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain (Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation (Depreciation) $	Ending Value as of September 30, 2023	Shares/ Principal Amount ($) September 30, 2023	Affiliated Income $
Majority Owned. Not Consolidated
None
Other Affiliates
MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Equity)	169,531	61,209,167	—	—	—	—	—	(1,481,700)	59,727,467	169,531	—
GAF REIT (U.S. Equity)	1,146,313	16,028,896	10,000	—	—	—	—	(3,252,196)	12,786,700	1,147,062	—
NexPoint Diversified Real Estate Trust (U.S. Equity)	549,863	6,900,781	57,103	—	(329,918)	—	—	(1,783,307)	4,844,659	556,218	—
NexPoint Real Estate Finance (U.S. Equity)	1,322,385	19,809,333	—	(9,086,111)		—	898,585	3,124,857	14,746,664	901,385	1,614,955
NexPoint Residential Trust, Inc. (U.S. Equity)	168,760	7,798,400	288,891	(86,576)	(197,724)	—	86,576	(2,229,588)	5,659,979	175,885	(12,187	) †
MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Senior Loan)	19,996,652	19,854,675	2,386,515	—	—	1,457	—	46,511	22,289,158	22,383,167	2,426,568
NexPoint SFR Operating Partnership, LP (U.S. Senior Loan)	5,000,000	5,000,000	—	—	—	—	—	(42,500)	4,957,500	5,000,000	375,000
NHT Operating Partnership LLC Secured Promissory Note (U.S. Senior Loan)	8,500,000	7,871,000	—	—	—	—	—	297,500	8,168,500	8,500,000	467,500
GAF REIT Sub II, LLC (U.S. LLC Interest)	349	9,715,224	—	—	—	—	—	(1,153,620)	8,561,604	349	—
GAF REIT Sub III, LLC (U.S. LLC Interest)	—	—	11,587,526	—	—	—	—	(540,462)	11,047,064	156,528	—
SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,565,226	—	—	—	—	—	(47,791)	3,517,435	3,789,008	416,285
NexPoint Diversified Real Estate Trust (U.S. Preferred Stock)	—	—	220,395	—	—	—	—	(21,782)	198,613	13,831	14,263
BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	3,395,347	—	—	—	—	—	211,842	3,607,189	10,000	—
Highland Opportunities and Income Fund (U.S. Registered Investment Company)	334,005	3,246,529	—	—	(133,068)	—	—	(428,061)	2,685,400	334,005	175,553
NexPoint Event Driven Fund (U.S. Registered Investment Company)	706,236	10,445,237	—	—	—	—	—	685,050	11,130,287	706,236	—
NexPoint Merger Arbitrage Fund (U.S. Registered Investment Company)	54,992	1,080,585	55,775	—	—	—	—	(2,966)	1,133,394	57,856	55,774
Other Controlled
None

Total	41,748,094	175,920,400	14,606,205	(9,172,687)	(660,710)	1,457	985,161	(6,618,213)	175,061,613	43,901,061	5,533,711

†

The Fund’s reported affiliated income from NexPoint Residential Trust, Inc. includes a REIT adjustment of $(16,840), resulting in the Fund reporting a negative value for income received from NexPoint Residential Trust, Inc.. Excluding the REIT adjustment, the Fund received $4,653 in dividend income from NexPoint Residential Trust, Inc..

32	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

September 30, 2023	Highland Global Allocation Fund

Note 10. Legal Matters

The Fund received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a shareholder of the Fund (the “Demand Letter”). The Demand Letter alleged that the current and former Board breached their fiduciary duties, and the Investment Adviser breached its advisory agreement, in relation to the Fund’s investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund (previously a series of the Trust). The Fund held $15.5 million (or 61.5%) of the Highland Energy MLP Fund, which has now been liquidated. Upon receipt of the Demand Letter, the Board formed a Demand Review Committee (“DRC”) comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Fund. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter. Upon completion of its evaluation, the DRC recommended that the Fund’s independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand Letter.

After considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless and should not be pursued. A copy of the report was provided to the purported shareholder and her counsel.

Notwithstanding the foregoing, the purported shareholder (the “Plaintiff”) filed a shareholder derivative and class action lawsuit against certain members of the Board and the Investment Adviser on September 5, 2018 (the “Shareholder Litigation”). The Fund is a nominal defendant in the litigation, which is brought on behalf of the Fund. On May 26, 2020, the Court granted a motion to dismiss for all defendants on all claims. The Court concluded that the contract and fiduciary duty claims are barred by the Board’s independent and good-faith investigation of those claims, and that the purported class action claims can only be filed derivatively. The case is Lanotte v. Highland Global Allocation Fund et al, 3:18-cv-02360 (N.D. Tex.). The shareholder appealed the dismissal to the United States Court of Appeals for the Fifth Circuit. Oral argument was heard on March 2, 2021. On March 28, 2023, the United States Court of Appeals for the Fifth Circuit affirmed the decision to dismiss the Plaintiff’s case. The case has gone final and been administratively closed for all purposes.

Note 11. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings). Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding ($)	% of Asset Coverage of Indebtedness
9/30/2023	3,581,000	7,286.6
9/30/2022	—	—
9/30/2021	—	—
9/30/2020	—	—
9/30/2019	120,295,348	346.2
9/30/2018	138,725,439	395.2
9/30/2017	—	—
9/30/2016	40,000,000	2,414.9
9/30/2015	—	—
9/30/2014	—	—

Note 12. Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

Annual Report	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Highland Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Global Allocation Fund (the “Fund”) as of September 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended September 30, 2019 were audited by other auditors whose report dated November 27, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent, issuers, agent banks, and brokers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

34	Annual Report

ADDITIONAL INFORMATION (unaudited)

September 30, 2023	Highland Global Allocation Fund

Investment Objective and Strategy Overview

The Fund’s investment objective is to seek long-term growth of capital and future income (future income means the ability to pay dividends in the future). Please refer to Note 7 for a discussion of the Fund’s current investment risks.

The Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% (plus any borrowings for investment purposes) of its net assets in securities of non-U.S. issuers. The Fund intends to invest approximately 40% or more of its net assets in securities of non-U.S. issuers at all times, however, in the event of unfavorable market conditions the Fund may invest less than 40% (but not less than 30%) of its assets in securities of non-U.S. issuers. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. The equity securities in which the Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets.

The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, asset-backed securities, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers. The Fund may invest in debt securities of any credit quality, including below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Investment Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may also invest in senior loans to domestic or foreign corporations, partnerships and other entities that oper-

ate in a variety of industries and geographic regions (“Borrowers”) (“Senior Loans”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower.

The Fund invests primarily in companies that the portfolio manager believes have solid growth prospectus and/or attractive valuations. The portfolio manager’s value management style employs a relative approach to identify companies across all economic sectors and geographic regions that are undervalued relative to the market, their peers, their historical valuation or their growth rate. In addition, the Fund’s portfolio manager may employ event-driven investment strategies that analyze transactions in order to predict a likely outcome and invest the Fund’s assets in a way that seeks to benefit from that outcome.

When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in securities of non-U.S. issuers, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies for hedging and speculative purposes.

The Fund’s portfolio may include pooled investment vehicles, including exchange-traded funds (“ETFs”), that provide exposure to foreign equity securities and that invest in both developed and emerging markets, including ETFs that seek to track the performance of securities of a single country. The Fund may invest up to 5% of its net assets in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make and, to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

The Fund will limit its investments in pooled investment vehicles that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, such as private equity funds and hedge funds, to no more than 15% of its net assets. This limitation does not apply to any collateralized loan obligations, collateralized debt obligations and/or collateralized mortgage obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

The Fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked

Annual Report	35

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023	Highland Global Allocation Fund

instruments and pooled investment vehicles, such as master limited partnership (“MLP”) investments that are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products, in addition to exchange-traded notes and ETFs that generate returns tied to a particular commodity or commodity market index.

Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities, except that the limit on borrowing described herein is applied on a continual basis.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The Fund’s portfolio manager may sell a security for a variety of reasons, such as to invest in a company offering or superior investment opportunities.

The portfolio manager may sell short securities of a company that it believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the portfolio manager believes the company will achieve; (ii) has a weak competitive position relative to peers; (iii) engages in questionable accounting practices;

(iv) shows declining cash flow and/or liquidity; (v) has distribution estimates that the portfolio manager believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or offset at all times during the period the short position is open and could result in unlimited loss.

Tax Information

For shareholders that do not have a September 30, 2023 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2023 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended September 30, 2023, the Fund is designating the following items with regard to earnings for the year.

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution
55.50%	0.00%	44.50%	100.00%

Dividends Received Deduction(1)	Qualified Dividend Income(2)	Interest Related Dividends(3)	Short-Term Capital Gain Dividends(4)	Qualifying Business Income(5)
32.54%	32.52%	22.38%	0.00%	18.68%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or

36	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023	Highland Global Allocation Fund

opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period October 1, 2022 through March 31, 2023, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 4/1/23 ($)	Ending Account Value 9/30/23 ($)	Annualized Expense Ratios	Expenses Paid During Period(1) ($)
Actual Fund Return
1,000.00	1,004.90	2.05%	10.30
Hypothetical 5% Return (before expenses)
1,000.00	1,014.79	2.05%	10.35

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Approval of Investment Advisory Agreement

The Fund has retained NexPoint Asset Management, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year- to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes at a meeting called for such purpose.

During a meeting with the Investment Adviser held on August 10, 2023, and separately with independent trustee counsel on August 18, 2023, the Board of Trustees considered information bearing on the continuation of the Agreement for an additional one-year period. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreement at a Board meeting held on September 14-15, 2023.

Following review and discussion of the Agreement and information provided by the Investment Adviser discussed below, at the meeting held on September 14-15, 2023, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2023. As part of its review process, the Board of Trustees requested, through Fund counsel and independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on

Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023	Highland Global Allocation Fund

the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy; (3) information regarding the role of Skyview Group (“Skyview”) as a service provider to the Investment Adviser pursuant to the services agreement between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Fund pursuant to the Agreement, as well as information regarding the Investment Adviser’s oversight role over Skyview; (4) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies similar to those of the Fund; (6) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, including potential claims in the HCMLP bankruptcy. Throughout the annual contract renewal process, the Board of Trustees requested that the Investment Adviser provide additional information and responses regarding various matters in connection with the Board of Trustee’s review and consideration of the Agreement. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials and information provided.

In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board of Trustees also received data relating to the Fund’s leverage and distribution rates as compared to its peer group.

The Board of Trustees discussed the materials and information provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition. The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreement with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at meetings of the Board of Trustees over the course of the year and in past years with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the Board’s determination to approve the continuance of the Agreement was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Fund and the industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Board of Trustees without any single factor being dispositive in and of itself.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment Adviser present. The Independent Trustees were advised by and met in executive sessions with

38	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023	Highland Global Allocation Fund

their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreement.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the Investment Adviser’s services as investment manager to the Fund.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Board of Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements, and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided to the Fund and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered any operational, staffing and organizational changes with respect to the Investment Adviser over the prior year, and the fact that there were no material operational or compliance issues with respect to the Fund or decrease in the level and quality of services provided to the Fund as a result. The Board of Trustees also considered the Investment Adviser’s legal and regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters have not impacted the quality and level of services the Investment Adviser provides to the Fund under the Agreement.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services, that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the Highland complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal. The Board of Trustees also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Fund and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Fund.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board of Trustees also took into account the Investment Adviser’s risk assessment processes.

Annual Report	39

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023	Highland Global Allocation Fund

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports and interactions during the preceding year and in past years.

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and that the nature and the quality of such advisory services supported the approval of the Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees considered the performance of the Fund as described in the quarterly and other reports provided by management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on at least a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage, discounts and distribution rates as compared to its peer group.

The Board of Trustees reviewed and considered the FUSE report, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to those of comparable funds for various periods ended June 30, 2023 and management’s discussion of the same, including the effect of current market conditions on the Fund’s more-recent performance. The Board of Trustees also received a review of the data contained in the FUSE report from representatives of FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the

Fund’s respective category, as well as compared to the peer group selected by FUSE. The Board of Trustees also took into account its discussions with management over the course of the year regarding factors that contributed to the performance of the Fund, including presentations with the Fund’s portfolio managers.

Among other data relating specifically to the Fund’s performance, the Board of Trustees considered that the Fund outperformed (based on NAV) its benchmark, the FTSE All World Index, for the three-year period ended June 30, 2023, but underperformed its benchmark for the one-, five-, and ten-year periods ended June 30, 2023. The Board of Trustees then considered that the Fund (based on NAV) had outperformed its peer group median for the three-year period ended June 30, 2023; underperformed its peer group median for the one-year period ended June 30, 2023; and was in line with the performance of its peer group median for the five-and ten-year periods ended June 30, 2023. The Board of Trustees also took into account the unique mandate of the Fund as compared to the other funds in its peer group. The Board of Trustees also took into account management’s discussion of the Fund’s performance, including with respect to the Fund’s discount as compared to the Fund’s performance based on NAV, its distribution rate relative to its peers, as well as a discussion of certain of the Fund’s holdings and actions already taken and other plans to potentially address the Fund’s discount.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser and regarding profitability from the relationship with the Fund; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment

40	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023	Highland Global Allocation Fund

strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser and whether such fees are appropriate.

The Board of Trustees considered that the Fund’s total net expenses were lower than its peer group median and that the Fund’s advisory fees were lower than its peer group median. The Board of Trustees took into account management’s discussion of the Fund’s expenses, including any differences in its investment strategy from other funds in the peer group, and the amounts waived and/or reimbursed by the Investment Adviser.

The Board of Trustees also considered the so-called “fallout benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund, if any, was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees also considered the effect of the Fund’s growth in assets under management on its fees. The Board of Trustees noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board of Trustees took into account the Investment Adviser’s discussion of the fee structure, including that the Fund benefits from a waiver of a portion of its advisory fees, which the Investment Adviser believes can be more effective than breakpoints at controlling overall costs borne by shareholders. The Board of Trustees also noted the FUSE report, which compared fees among peers, included the Fund’s contractual fee schedule at different asset levels. The Board of Trustees also noted the current size of the fund. The Board of Trustees noted that, if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board of Trustees concluded that the fee structure is reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of the Fund, on the other, as the assets in the Fund grow.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Global Shares (“Global Shares” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Share selects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by Global Shares, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Global Shares, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price

Annual Report	41

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023	Highland Global Allocation Fund

per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent.

Control Persons and Principal Shareholders

As of September 30, 2023, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of shares of the Fund.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities.

Unless otherwise noted, as of September 30, 2023, no persons known by the Fund owned 25% or more of Fund’s outstanding shares.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Investment Adviser.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 16, 2023. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal

To elect each of Dr. Bob Froehlich and Dorri McWhorter as a Class II Trustee of the Trust, to serve for a three-year term expiring at the 2026 Annual Meeting or until his/her successor is duly elected and qualifies, by the holders of the Fund’s Common Shares.

Nominee/Trustee	Number of Common Shares Votes	Percentage of Outstanding Common Shares	Percentage of Common Shares Voted
Dr. Bob Froehlich
For	13,203,038.757	58.722%	89.230%
Withheld	1,539,603.789	7.088%	10.770%

Dorri McWhorter
For	13,189,934.697	58.663%	89.141%
Withheld	1,606,707.849	7.146%	10.859%

42	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023 Trustees and Officers	Highland Global Allocation Fund

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “NexPoint Fund Complex,” as referred to herein consists of: each series of NexPoint Funds I (“NFI”), each series of NexPoint Funds II (“NFII”), Highland Global Allocation Fund (“GAF”), Highland Opportunities and Income Fund (“HFRO”), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023 Trustees and Officers	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since March 2016; 3 year term (expiring at 2026 annual meeting).	Retired.	8	Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of The Midwest League of Professional Baseball Clubs, Inc. (from January 2013 to December 2021); Director of Kane County Cougars Foundation, Inc. (since January 2013); Director of Galen Robotics, Inc. (since August 2016); Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); Director and Special Advisor to Vault Data, LLC (since February 2018); and Director of American Association of Professional Baseball, Inc. (since February 2021).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

44	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023 Trustees and Officers	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since March 2016; Trustee since December 2013; Chairman of the Board since December 2013; 3 year term (expiring at 2025 annual meeting).	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.	8	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955)	Trustee	Trustee since inception in 2006; Indefinite Term.	Business Development Banker, CrossFirst Bank since January 2023 (President-Dallas from October 2020 until January 2023 and Senior Advisor from April 2019 until October 2022); Private Investor, BW Consulting, LLC since 2014; and Anderson Consulting/Accenture from 1991-2013.	8	Director of Equity Metrix, LLC

Significant experience in the financial

industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Annual Report	45

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2023 Trustees and Officers	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dorri McWhorter (6/30/1973)	Trustee	Trustee since May 2022; 3 year term (expiring at 2026 annual meeting).	President & CEO, YMCA of Metropolitan Chicago (2021- Present); Chief Executive Officer, YWCA Metropolitan Chicago (2013 2021).	8	Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (2017-2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. since 2022); Member of Financial Accounting Standards Advisory Council (since 2021); Board Director of LanzaTech Global, Inc. (since 2023).	Significant managerial and executive experience, including experience as president and chief executive officer; significant background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

Interested Trustee

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC (August 2013 - August 2022); Manager of Turtle Bay Resort, LLC (August 2011-December 2018); and President of Valience Group, LLC since July 2021.	8	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018)

Significant experience in the financial

industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

In light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including Highland Capital Management, L.P. (“HCMLP”), arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020.

46	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2023 Trustees and Officers	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Executive Vice President	Indefinite Term; Executive Vice President since April 2019.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at NAM from November 2017 until March 2019; Chief Product Strategist at NAM from September 2015 to March 2019; Director of Product Strategy at NAM from May 2014 to September 2015; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021.	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of NexPoint Asset Management, L.P. (“NexPoint”) from December 2011 and March 2015, respectively, to February 2021; Treasurer of the NexPoint Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021; Principal Executive Officer February 2018 to February 2021.

Will Mabry (7/2/1986)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since April 2021.	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary, Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite Term; Secretary since April 2021; Chief Compliance Officer and Anti- Money Laundering Officer since November 2021.	Chief Compliance Officer, Anti-Money Laundering Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In-House Counsel for HCMLP.

Annual Report	47

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC 6201 15th Avenue

Brooklyn, NY 11219

Underwriter

NexPoint Securities, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon 240

Greenwich Street New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Congress St., Suite 2900 Boston, MA 02114-202

This report has been prepared for shareholders of Highland Global Allocation Fund (the “Fund”). As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpointassetmgmt.com/resources/#forms, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-877-665-1287.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.nexpointassetmgmt.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and are available upon request without charge by calling 1-877-665-1287.

48	Annual Report

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Global Allocation Fund	Annual Report, September 30, 2023

www.nexpointassetmgmt.com	GAF-AR-09/23

Item 2.	Code of Ethics.

(a)

Highland Global Allocation Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $152,000 for the fiscal year ended September 30, 2022 and $152,000 for the fiscal year ended September 30, 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended September 30, 2022 and $0 for the fiscal year ended September 30, 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,000 for the fiscal year ended September 30, 2022 and $14,000 for the fiscal year ended September 30, 2023. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2022 and $0 for the fiscal year ended September 30, 2023.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $14,000 for the fiscal year ended September 30, 2022 and $14,000 for the fiscal year ended September 30, 2023.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Bryan A. Ward

Ethan Powell

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NEXPOINT ASSET MANAGEMENT, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which NexPoint Asset Management, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and R-Settlement@highlandcapital.com. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and R-Settlement@highlandcapital.com by the Settlement Designee or by sending voting instructions to R-Settlement@highlandcapital.com and R-Settlement@highlandcapital.com. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to R-Settlement@highlandcapital.com detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the 1940Act (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrant shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero — Mr. Dondero is co-founder of NexPoint Asset Management, L.P. (“NAM” or the “Adviser”) co-founder of Highland Capital Management, L.P. and founder and President of NexPoint Advisors, L.P. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered

Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of Metro-Goldwyn-Mayer, SMU Cox School of Business, and SeaOne Holdings, LLC.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of September 30, 2023.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	6	$1,910	1	$51
Other Pooled Investment Vehicles:	3	$5,195	3	$5,195
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

The Adviser is an affiliate of NexPoint Advisors, L.P. (“NexPoint”). The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and investment vehicles similar to the Registrant. For the purposes of this section, the term “NAM” shall include the Adviser and its affiliated investment advisors, and all affiliates listed on its Form ADV, as filed via an amendment with the SEC October 23, 2020 (CRD No. 149653).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

NAM has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. NAM has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, NAM furnishes advisory services to numerous clients in addition to the Registrant, and NAM may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to NAM or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, NAM, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by certain advisers and funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by affiliated advisers, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer‘s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, NAM will generally pursue the strategy that NAM believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to NAM’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NAM investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. NAM personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable NAM registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NAM may use external counsel for guidance and assistance. The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated adviser may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated adviser may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with the Adviser, there may be times when NexPoint, the Adviser or its affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Registrant’s assets will be represented by real estate investment trusts (“REITs”), asset backed securities and/or collateralized loan obligations (“CLOs”) sponsored, organized and/or managed by the Adviser and its affiliates or its historical affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser’s own investments in such companies.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

NAM’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NAM, which may include the amount of assets supervised and other management roles within NAM. Base compensation is determined by taking into account current industry norms and market data to ensure that NAM pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NAM does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NAM.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Registrant as of September 30, 2023.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	$	Over $1,000,000

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $0

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $10,143

(b)

The Registrant may lend up to 33 1/3% of the Registrant’s total assets held by the Fund’s custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by the Fund’s custodian acting in its capacity as securities lending agent. Non-cash collateral is not disclosed in the Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Fund’s custodian, as the securities lending agent, and the Registrant.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Not applicable.

(a)(4)(ii)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND GLOBAL ALLOCATION FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

Date: December 8, 2023